Dreyfus California

Tax Exempt Money Market Fund

ANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            17   Report of Independent Auditors

                            18   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California

                                                   Tax Exempt Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus California Tax Exempt Money Market Fund, covering the 12-month period from April 1, 1999 through March 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Jill Shaffro.

When the reporting period began, it had become apparent that international and domestic economies were growing faster than many analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock
market    continued    to    climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates five times during the reporting period. In total, the Federal Reserve Board has raised short-term interest rates by 125 basis points since late June 1999. While these economic influences adversely affected longer term municipal bonds, they
positively    influenced    tax-exempt    money    market    yields.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus California Tax Exempt Money Market Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Jill Shaffro, Portfolio Manager

How did Dreyfus California Tax Exempt Money Market Fund perform during the period?

For the 12-month period ended March 31, 2000, the fund produced an annualized tax-exempt yield of 2.40%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 2.42%.(1) We attribute the fund's performance to higher short-term interest rates implemented by the Federal Reserve Board, which helped enhance tax-exempt money market yields. However, the effects of higher interest rates were largely offset in California by high investor demand and a declining supply of newly issued securities.

What is the fund's investment approach?

The fund' s objective is to seek a high level of federal and California state tax-exempt income while maintaining a stable $1.00 share price. We are especially vigilant in our efforts to preserve capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from California issuers. Second, we actively manage the portfolio' s average maturity in anticipation of supply-and-demand changes in California's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which would enable us to purchase new securities with higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which will lengthen the portfolio' s average maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average maturity that The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

reflects    our   view   of   short-term   interest-rate   trends   and   future
supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was primarily influenced by robust U.S. economic growth, rising interest rates and a declining supply of newly issued securities.

By the time the reporting period began on April 1, 1999, it had become apparent that economic growth in the United States and overseas was stronger than many analysts had expected. In the U.S., consumer confidence had reached a 30-year high, oil prices were bouncing back from the previous year' s lows, and employment was strong with hourly wages rising. These economic forces raised concerns among fixed-income investors that long-dormant inflationary pressures might re-emerge. In response, between June 1999 and March 2000, the Federal Reserve Board increased short-term interest rates five times for a total increase of 125 basis points.

Although these interest-rate increases caused short-term tax-exempt yields to rise, tax-exempt money market yields rose less than comparable taxable yields over the past six months. That' s because California and many of its municipalities enjoyed higher tax revenues, reducing their need to borrow and resulting in a reduced supply of securities. On the other hand, the strong California economy has created substantial wealth for many members of the state' s high-tech community, many of whom have invested in tax-exempt money market securities. This surge in demand for a limited number of securities constrained the rise of California tax-exempt money market yields.

What is the fund's current strategy?

We have continued to manage the portfolio' s weighted average maturity and portfolio mix according to our interest-rate and supply-and-demand expectations

Accordingly,  in  August,  we  had adopted a relatively long average maturity to
maintain    competitive    yields    during    a    time    of    little    new

issuance. We later allowed the portfolio's average maturity to decline naturally as existing holdings matured. We again extended the average maturity toward the end of the year to take advantage of market weakness in advance of potential Year 2000 concerns, which ultimately proved unfounded. Throughout the first quarter of 2000, we maintained a weighted average maturity that was slightly long relative to our peer group.

Our security selection strategy continued to focus on Variable Rate Demand Notes (VRDNs) , which feature adjustable yields, short maturities, and afford the portfolio a high degree of liquidity and credit quality. Whenever opportunities arose, we attempted to take advantage of any available municipal notes or commercial paper that might enable us to lock in attractive yields without extending our average maturity. We believe that this strategy will serve the fund well until more municipal notes become available during the traditional May through July new-issuance season. Of course, portfolio composition will change over time.

April 12, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2000

STATEMENT OF INVESTMENTS

                                                                                             Principal

TAX EXEMPT INVESTMENTS--98.2%                                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--84.2%

Alameda-Contra Costa School Finance Authority, COP,

  VRDN (Capital Improvement Financing Project)

  3.25%, Series I (Insured; AMBAC and Liquidity

   Facility; Kreditbank)                                                                      3,520,000  (a)           3,520,000

Anaheim Housing Authority, MFHR, Refunding, VRDN

  (Sage Park Project)

   3.25%, Series A (LOC; FNMA)                                                                2,000,000  (a)           2,000,000

Antioch Public Financing Authority,

  Reassessment Revenue

   4.20%, Series A, 9/2/2000 (Insured; AMBAC)                                                 1,450,000                1,453,210

State of California 3.20%, Series BJ, 6/1/2000                                                2,835,000                2,835,111

California Educational Facility Authority, Revenue,

  VRDN (San Francisco Conservatory)

  4.20% (Corp. Guaranty; California State Teachers

   Retirement System)                                                                         3,000,000  (a)           3,000,000

California Housing Finance Agency,

  Home Mortgage Revenue:

      3.02%, Series D, 4/30/2000                                                              5,000,000                5,000,000

      VRDN, 3.35%, Series C (Corp. Guaranty;

         California State Teachers Retirement System

         and LOC; Commerzbank)                                                                4,000,000  (a)           4,000,000

California Public Capital Improvements Financing

  Authority, Revenue (Pooled Project)

  3.60%, Series C, 6/15/2000

   (LOC; National Westminster Bank)                                                           9,000,000                9,000,000

California School Cash Reserve Program Authority,

   4%, Series A, 7/3/2000 (Insured; AMBAC)                                                    8,000,000                8,017,739

California Statewide Community Development Authority:

  COP, VRDN (North California Retired Officers)

      3.45% (LOC; DresdnerBank)                                                               6,000,000  (a)           6,000,000

   Revenue, TRAN

      4%, Series A-1, 6/30/2000 (Insured; FSA)                                                4,000,000                4,007,328

City of Daly Housing Development Financing Agency,

  Multi-Family Revenue, Refunding, VRDN

  (Serramonte Del Ray)

   3.23%, Series A (LOC; FNMA)                                                               10,000,000  (a)          10,000,000

East Bay Regional Park District

   5.50%, Series C, 9/1/2000 (Insured; FGIC)                                                    500,000                  503,458

Garden Grove Housing Authority, Multi-Family Revenue,

  VRDN (Valley View-Senior Villas Project)

   3.30%, Series A (LOC; Wells Fargo Bank)                                                    3,200,000  (a)           3,200,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Kings County Housing Authority, MFHR, Refunding,

  VRDN (Edgewater Isle Apartments)

   3.20%, Series A (LOC; Wells Fargo Bank)                                                    6,155,000  (a)           6,155,000

City of Los Angeles, Multi-Family Revenue, VRDN:

  (Loans To Lender Program)

      3.50%, Series A (LOC; Federal Home Loan Bank)                                           2,625,000  (a)           2,625,000

   Refunding:

      (Canyon Creek Apartments)

         3.20%, Series C (LOC; Banco Santander)                                               4,000,000  (a)           4,000,000

      (Moutainback Apartments)

         3.20%, Series B (LOC; Banco Santander)                                               1,840,000  (a)           1,840,000

Los Angeles County, TRAN 4%, 6/30/2000                                                        4,100,000                4,106,632

Los Angeles County Public Works Financing Authority,

  LR, Refunding (Master Refunding Project)

   5%, Series A (Insured; FSA)                                                                3,000,000                3,032,807

Los Angeles Department of Water and Sewer, Electric Plant

  Revenue, VRDN (Second Issue)

  3.20%, Series D

   (Liquidity Facility; Toronto-Dominion Bank)                                                8,000,000  (a)           8,000,000

Los Angeles Unified School District, TRAN

   4%, Series A, 6/30/2000                                                                    4,000,000                4,008,581

Metropolitan Water District, Southern California

  Waterworks Revenue

  3.65%, Series B, 6/1/2000

   (Liquidity Facility; Bank of America)                                                      2,200,000                2,200,000

Newport Beach, Revenue, VRDN

  (Hoag Memorial Presbyterian Hospital)

   3.65%, Series C

   (Corp. Guaranty; Hoag Memorial Presbyterian Hospital)                                      7,200,000  (a)           7,200,000

Orange County, Apartment Development Revenue,

  Refunding, VRDN:

    (Laguna Summit Apartments)

         3.15%, Series X (Insured; FGIC)                                                      8,500,000  (a)           8,500,000

      (Vintage Woods)

         3.15%, Series H (LOC; FNMA)                                                         10,000,000  (a)          10,000,000

San Bernardino County, TRAN 3.75%, 9/29/2000                                                  1,735,000                1,735,000

City of San Jose, MFHR, VRDN:

   Refunding (Kimberly Woods Apartments)

      3.25%, Series A (LOC; Federal Home Loan Bank)                                           6,000,000  (a)           6,000,000

   (Seina Renaissance Square Apartments)

      3.20%, Series A (LOC; Landesbank Hessen)                                                3,500,000  (a)           3,500,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Santa Ana Community Redevelopment Agency, Prerefunded

  (Santa Ana Redevelopment Project Area)

  6.50%, Series B, 12/15/2000

   (Escrowed in; U.S. Government Securities)                                                  2,000,000  (b)           2,077,364

U.S. RELATED--14.0%

Commonwealth of Puerto Rico Government

  Development Bank, CP:

      3.70%, 4/11/2000                                                                        5,000,000                5,000,000

      3.15%, 4/27/2000                                                                        2,200,000                2,200,000

      3.15%, 4/28/2000                                                                        4,487,000                4,487,000

      3.55%, 7/13/2000                                                                        2,000,000                2,000,000

      3.60%, 8/10/2000                                                                        3,000,000                3,000,000

Commonwealth of Puerto Rico Government Aqueduct

  and Sewer Authority, Revenue

   8.75%, Series A, 7/1/2000 (Insured; FSA)                                                     500,000                  506,190

Commonwealth of Puerto Rico Government Highway

  Authority, Highway Revenue, Prerefunded

   7.75%, Series Q, 7/1/2000                                                                  2,100,000                2,161,299

Commonwealth of Puerto Rico Government Highway

  and Transportation, Revenue, VRDN

  3.25%, Series A (Insured; AMBAC and Liquidity

   Facility; Bank of Nova Scotia)                                                             2,300,000  (a)           2,300,000

Virgin Islands Public Finance Authority, Revenue,

  Prerefunded

  7.30%, Series A, 10/1/2000

   (Escrowed in; U.S. Government Securities)                                                  1,110,000  (b)           1,140,470
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $160,312,189)                                                             98.2%              160,312,189

CASH AND RECEIVABLES (NET)                                                                         1.8%                2,997,315

NET ASSETS                                                                                       100.0%              163,309,504


Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

COP                       Certificate of Participation

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance

                             Company

FNMA                      Federal National Mortgage

                             Association

FSA                       Financal Security Assurance

LOC                       Letter of Credit

LR                        Lease Revenue

MFHR                      Multi-Family Housing Revenue

TRAN                      Tax and Revenue Anticipation

                             Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1, A2                             93.2

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                        6.8

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
THE ISSUERS.

(D)  AT MARCH 31, 2000, THE FUND HAD $66,820,000 (40.9% OF NET ASSETS) INVESTED
IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES
GENERATED FROM HOUSING PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           160,312,189   160,312,189

Cash                                                                  1,893,215

Interest receivable                                                   1,222,516

Prepaid expenses and other assets                                         8,207

                                                                    163,436,127
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            63,174

Accrued expenses and other liabilities                                   63,449

                                                                        126,623
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      163,309,504
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     163,402,119

Accumulated net realized gain (loss) on investments                    (92,615)

NET ASSETS ($)                                                      163,309,504
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)
                                                                    163,434,453

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended March 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,460,860

EXPENSES:

Management fee--Note 2(a)                                              886,194

Shareholder servicing costs--Note 2(b)                                 180,440

Professional fees                                                       52,367

Trustees' fees and expenses--Note 2(c)                                  27,405

Custodian fees                                                          18,894

Prospectus and shareholders' reports                                    15,953

Registration fees                                                       12,630

Miscellaneous                                                            6,613

TOTAL EXPENSES                                                       1,200,496

INVESTMENT INCOME--NET                                               4,260,364
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                  8,135

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,268,499

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended March 31,
                                             -----------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,260,364            4,994,835

Net realized gain (loss) from investments           8,135               33,885

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,268,499            5,028,720
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (4,260,364)          (4,994,835)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 361,109,472         356,240,141

Dividends reinvested                            2,767,290           3,266,962

Cost of shares redeemed                     (394,794,925)        (359,534,075)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS     (30,918,163)            (26,972)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (30,910,028)              6,913
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           194,219,532          194,212,619

END OF PERIOD                                 163,309,504          194,219,532

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended March 31,
                                                                --------------------------------------------------------------------

                                                                 2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .024           .026           .029           .028          .030

Distributions:

Dividends from investment income--net                            (.024)         (.026)         (.029)         (.028)        (.030)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.43           2.59           2.91           2.80          3.07
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .68            .66            .69            .66           .64

Ratio of net investment income

   to average net assets                                         2.40           2.56           2.88           2.77          3.03
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         163,310        194,220        194,213        226,548       252,985

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund' s shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments
represents    amortized    cost.

Under the terms of the custody agreement, the fund received net earnings credits of $7,006 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $63,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. If not applied, $21,000 of the carryover expires in fiscal 2002, $27,000 expires in fiscal 2003, $10,000 expires in fiscal 2004 and $5,000 expires in fiscal 2005.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2000, the fund was charged $112,395 pursuant to the Shareholder
Services    Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $48,217 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus California Tax Exempt Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Money Market Fund, including the statement of investments, as of March 31, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Money Market Fund at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 5, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2000 as " exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are California residents, California personal income taxes).


NOTES

                                                           For More Information

Dreyfus California Tax Exempt

Money Market Fund

200 Park Avenue

New York, NY 10166

  Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

  Custodian

The Bank of New York

100 Church Street

New York, NY 10286

  Transfer Agent &

  Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

  Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   357AR003